                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                   ----------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


        Date of report (Date of earliest event reported): April 25, 2000


                          CONCORD COMMUNICATIONS, INC.
--------------------------------------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)



        MASSACHUSETTS                   0-23067                  04-2710876
(State or Other Jurisdiction          (Commission              (IRS Employer
      of Incorporation)               File Number)           Identification No.)


600 NICKERSON ROAD, MARLBORO, MASSACHUSETTS                         01752
(Address of Principal Executive Offices)                         (Zip Code)



       Registrant's telephone number, including area code: (508) 460-4646

ITEM 5.  OTHER EVENTS.

      This Current Report on Form 8-K of Concord Communications, Inc. (the "Company") is being filed to disclose the audited consolidated balance sheets of the Company as of December 31, 1999 and 1998 and the related audited consolidated statements of income, stockholders' equity (deficit) and cash flows for each of the three years in the period ended December 31, 1999, 1998 and 1997, with accompanying notes. These audited consolidated financial statements give retroactive effect to the merger of F Acquisition Corp., a wholly owned subsidiary of the Company, and FirstSense Software, Inc., which has been accounted for as a pooling of interest.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

      EXHIBITS.

         Exhibit No.                Description
         -----------                -----------

         23.1                       Consent of Arthur Andersen LLP

         27.1                       Restated Financial Data Schedule for
                                    December 1999

         27.2                       Restated Financial Data Schedule for
                                    December 1998

         27.3                       Restated Financial Data Schedule for
                                    December 1997

         99.1 The following audited financial statements of Concord Communications, Inc.:

                                    Independent Auditors' Report

                                    Consolidated Balance Sheets as of December
                                    31, 1999 and 1998

                                    Consolidated Statements of Income for the years ended December 31, 1999, 1998 and 1997

                                    Consolidated Statements of Stockholders'
                                    Equity (Deficit) for the years ended
                                    December 31, 1999, 1998 and 1997

                                    Consolidated Statements of Cash Flows for
                                    the years ended December 31, 1999, 1998 and
                                    1997

                                    Notes to the Consolidated Financial
                                    Statements

                                   SIGNATURES


      Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    CONCORD COMMUNICATIONS, INC.



Dated:  April 28, 2000
                                     By:  /s/ Melissa H. Cruz
                                         ---------------------------------------
                                         Melissa H. Cruz
                                         Executive Vice President of Finance and
                                         Chief Financial Officer

                                  EXHIBIT INDEX

         Exhibit No.                Description
         -----------                -----------

         23.1                       Consent of Arthur Andersen LLP

         27.1                       Restated Financial Data Schedule for
                                    December 1999

         27.2                       Restated Financial Data Schedule for
                                    December 1998

         27.3                       Restated Financial Data Schedule for
                                    December 1997

         99.1 The following audited financial statements of Concord Communications, Inc.:

                                    Independent Auditors' Report

                                    Consolidated Balance Sheets as of December
                                    31, 1999 and 1998

                                    Consolidated Statements of Income for the years ended December 31, 1999, 1998 and 1997

                                    Consolidated Statements of Stockholders'
                                    Equity (Deficit) for the years ended
                                    December 31, 1999, 1998 and 1997

                                    Consolidated Statements of Cash Flows for
                                    the years ended December 31, 1999, 1998 and
                                    1997

                                    Notes to the Consolidated Financial
                                    Statements